Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q report of Tri-Tech Holding, Inc. for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Peter Dong, certify that:

(1)           This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Tri-Tech Holding, Inc..

Date: August 15, 2011	/s/ Peter Dong
Peter Dong
Chief Financial Officer (Principal Financial and Accounting Officer)